FRANKLIN VOLSMART ALLOCATION VIP FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CLASS 1, 2 AND 5

Summary Prospectus	May 1, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/fundreportsvip. You can also get this information at no cost by calling 1-888-FRANKLIN or by sending an

e-mail request to: prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as may be amended from time to time, are incorporated by reference into this Summary Prospectus, which means that they are legally a part of this Summary Prospectus. Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (fund of funds). This Summary Prospectus is not intended for use by other investors. Please check with your insurance company for availability. Please read this Summary Prospectus together with your variable annuity or variable life insurance product prospectus.

SUMMARY PROSPECTUS

FRANKLIN VOLSMART ALLOCATION VIP FUND

Investment Goal

Total return (including income and capital gains) while seeking to manage volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or funds of funds. If they were included, your costs would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 5
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%	0.15%
Other expenses	0.09%	0.06%	0.06%
Acquired fund fees and expenses	0.10%	0.10%	0.10%
Total annual Fund operating expenses[1]	0.99%	1.21%	1.11%
Fee waiver and/or expense reimbursement[2]	-0.24%	-0.21%	-0.21%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.75%	1.00%	0.90%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.65% for each share class. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. These contractual arrangements are expected to continue until April 30, 2026. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$77	$291	$523	$1,190
Class 2	$102	$363	$644	$1,446
Class 5	$92	$332	$591	$1,333

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34.51% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year (volatility within the 10% target is referred to as “Target Volatility”). Managing the Fund to remain within its Target Volatility is designed to reduce the potential dramatic and rapid price swings that could be experienced by the Fund's "core portfolio." The Fund’s assets are primarily invested in its “core portfolio,” which is principally comprised of various U.S. equity and fixed income investments and strategies including investments in other mutual funds and exchange-traded funds (ETFs) that provide exposure to such investments and strategies, as described in more detail below. The Fund’s investment manager, Franklin Advisers, Inc. (Advisers), allocates the Fund’s assets among the strategies and investments in the core portfolio to diversify the assets of the Fund and to reduce the Fund’s risk of being significantly impacted by changes in a specific asset class.

In addition, Advisers employs an additional strategy to manage the Fund’s risk exposure to market volatility. Advisers employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. In employing this strategy, Advisers measures the Fund’s expected volatility and utilize certain derivative instruments (primarily futures contracts on indices) to adjust the Fund’s expected volatility to within the Target Volatility,

Franklin VolSmart Allocation VIP Fund	3

SUMMARY PROSPECTUS

as described in more detail below. There is no guarantee that the Fund will stay within its Target Volatility.

There is no guarantee that the Fund’s volatility management strategy will be successful. The Fund’s Target Volatility is not a total return performance target – the Fund does not expect, nor does it represent, that its total return performance will be within any specified range. It is possible that the Fund could stay within its Target Volatility while having negative performance returns. Also, efforts to manage the Fund's volatility can be expected to limit the Fund's gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

The Fund is structured as a limited “fund-of-funds” that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds and ETFs and third-party ETFs (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy. The Fund may have a large percentage of its core portfolio assets invested in underlying funds at any given time; however, the Fund will not invest more than 25% of its assets in any one underlying fund at any given time. The Fund’s investments in underlying funds will change over time depending on various factors, including general market conditions.

Core Portfolio

Under normal market conditions, the Fund’s core portfolio is allocated among the broad asset classes according to the following approximate percentages to achieve the Fund’s asset allocation strategy:

• 50%-70% Equity Allocation

• 13%-33% Fixed Income Allocation

• 5%-15% Multi-Asset Class Allocation (combination of equity and fixed income)

• 0%-13% Cash (includes cash, cash equivalents and money market funds or securities)

To the extent that Advisers allocates the Fund’s assets to underlying funds, such allocations are based on the underlying fund’s predominant asset class. These underlying funds invest in a variety of equity and fixed-income securities and may also have exposure to derivative instruments.

At the discretion of Advisers, the above percentages may vary from time to time without shareholder approval, e.g., based on market conditions or the investment manager’s assessment of an asset class’ relative attractiveness as an investment opportunity or as part of the volatility management strategy. In addition, as a result of the Fund’s use of derivatives, and/or in an effort to manage expected volatility, the Fund may hold significant amounts of cash, cash equivalents and money market instruments.

When selecting equity investments for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, the market capitalization and investment style (growth vs. value). The Fund or the underlying funds may invest in securities of any capitalization range. When selecting fixed-income investments for the Fund’s core portfolio, Advisers considers a number of characteristics, including but not limited to, yield and price volatility. The Fund or the underlying funds may invest in mortgage- or asset-backed securities and high yield debt securities (also known as “junk bonds”). In evaluating the risk level of the Fund’s investments, the Advisers analyzes various characteristics including but not limited to: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) volatility.

Volatility Management Strategy

The Fund employs a volatility management strategy that seeks to stabilize the number and level of performance swings of the Fund over time. Managing the Fund's volatility to within its Target Volatility is intended to reduce the downside risk of the Fund during periods of significant and sustained market declines. There is, however, no guarantee that the Fund will remain within its Target Volatility. In this context, “volatility” is a statistical measurement of the frequency and level of up and down fluctuations of the Fund’s returns over time. Volatility may result in rapid and dramatic price swings. Volatility, in other words, represents the average annual deviation of the Fund’s return around the average Fund return.

In employing this strategy, Advisers measures the expected annual volatility of the Fund’s core portfolio. If the Fund’s expected annual volatility exceeds the Target Volatility, the Fund writes (sells) one or more equity index futures contracts (usually S&P 500 Index futures contracts) with the goal of decreasing the core portfolio’s exposure to U.S. equity securities so that the expected annual volatility of the Fund is at or below the target of 10%. Generally, Advisers intends to use the strategy to reduce risk and would not employ the volatility management strategy if the expected volatility of the Fund’s core portfolio is at or below the Target Volatility. The volatility strategy may cause the Fund’s effective exposure to certain asset classes to be greater or less than its direct investments.

With respect to the Fund's derivative investments, the Fund may enter into equity index futures contracts in connection with the Fund’s volatility management strategy. The Fund also engages in one or more total return swaps on one or more systematic or quantitative rules-based indices that use a mathematical methodology to automatically increase or decrease exposure to short- and/or medium-term futures on an index that measures market expectations of volatility. The Fund invests in such swaps to manage volatility. In addition, the underlying funds may enter into various transactions

4	Franklin VolSmart Allocation VIP Fund

SUMMARY PROSPECTUS

involving complex derivative instruments for hedging or investment purposes.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market: The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise. In addition, the value of the Fund’s investments may go up or down due to general market or other conditions that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including widespread liquidity issues and defaults in one or more industries; changes in interest or exchange rates; unexpected natural and man-made world events, such as diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or other disputes with specific countries that could result in tariffs, trade barriers and investment restrictions in certain securities in those countries. Any of these conditions can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Volatility Management Strategy: There can be no guarantee that the Fund’s volatility management strategy will be successful; moreover, achieving the Fund’s strategy of limiting the Fund’s annual volatility does not mean the Fund will achieve a positive or competitive return. The actual volatility that the Fund experiences may be significantly higher than its Target Volatility. In addition, the volatility management strategy focuses on managing the volatility of the U.S. equity markets – to the extent the underlying funds have exposure to foreign markets, volatility resulting from those investments will not be managed under the volatility management strategy. The volatility management strategy can be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt these strategies.

In seeking to manage the Fund’s portfolio and overall volatility, Advisers use proprietary and third-party risk modeling systems to obtain short-term risk and correlation forecasts. There is no assurance that the modeling systems or the algorithms used by the indices are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate.

In cases of extreme market conditions during which there is price dislocation for certain securities or in the event of systemic market dislocation, the Fund’s managed volatility strategy may cause the Fund to be significantly over- or under-exposed to a specific security or asset class, which may cause the Fund to lose significantly more than it would have lost had the managed volatility strategy or the risk models not been used.

Interest Rate: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit: An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Derivative Instruments: The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Income: The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Small and Mid Capitalization Companies: Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by

Franklin VolSmart Allocation VIP Fund	5

SUMMARY PROSPECTUS

interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans. The markets for securities issued by small and mid capitalization companies also tend to be less liquid than the markets for securities issued by larger companies.

Investing in Underlying Funds: Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs: The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities or an ETF may trade at a premium or discount to its net asset value, as shares of an ETF are bought and sold based on exchanges on market values and not at the ETF’s net asset value. In the case of an index ETF, the ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

High-Yield Debt Instruments: Issuers of lower-rated or “high-yield” debt instruments (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt instruments. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt instruments generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt instruments generally fluctuate more than those of higher credit quality. High-yield debt instruments are generally more illiquid (harder to sell) and harder to value.

Mortgage Securities and Asset-Backed Securities: Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity and duration of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities (non-U.S.): Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Cybersecurity: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager, and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to

6	Franklin VolSmart Allocation VIP Fund

SUMMARY PROSPECTUS

a cyber attack. Like other funds and business enterprises, the Fund, the investment manager, and their service providers are subject to the risk of cyber incidents occurring from time to time.

Franklin VolSmart Allocation VIP Fund	7

SUMMARY PROSPECTUS

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class 2 shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance, additional indexes with characteristics relevant to the Fund and the Blended Benchmark, which is comprised of 60% S&P 500 Index; 30% Bloomberg U.S. Aggregate Index; and 10% Bloomberg 1-3 Month U.S. Treasury Bill Index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. On May 1, 2015, the Fund's investment strategies changed. The performance below prior to May 1, 2015 is attributable to the Fund's performance before the strategy change. Subsequently, on July 26, 2016, the Fund’s investment strategies were changed again. The performance below between May 1, 2015 and July 26, 2016 is attributable to the Fund’s performance before this most recent strategy change.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or funds of funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or funds of funds for more information.

Class 2 Annual Total Returns

Best Quarter:	2023, Q4	9.29%
Worst Quarter:	2018, Q4	-10.13%

Average Annual Total Returns

For periods ended December 31, 2024

	1 Year	5 Years	10 Years
Franklin VolSmart Allocation VIP Fund - Class 1	11.80%	8.49%	6.83%
Franklin VolSmart Allocation VIP Fund - Class 2	11.66%	8.54%	6.80%
Franklin VolSmart Allocation VIP Fund - Class 5	11.68%	8.42%	6.80%
Russell 3000® Index (index reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.54%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	25.02%	14.52%	13.10%
Bloomberg US Aggregate Index (index reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Blended Benchmark (index reflects no deduction for fees, expenses or taxes)	15.53%	9.01%	8.67%

Historical performance for Class 1 shares is based on the performance of Class 5 shares prior to Class 1 shares' inception and has not been adjusted to reflect that Class 5 shares assess a 12b-1 fee while Class 1 shares do not.

No one index is representative of the Fund's portfolio.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

8	Franklin VolSmart Allocation VIP Fund

SUMMARY PROSPECTUS

Investment Manager

Franklin Advisers, Inc. (Advisers or investment manager)

Portfolio Managers

Thomas A. Nelson, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2015.

Vaneet Chadha, CFA
Portfolio Manager of Advisers and portfolio manager of the volatility management strategy of the Fund since 2020.

Sundaram Chettiappan, CFA
Portfolio Manager of Advisers and portfolio manager of the U.S. smart beta strategy portion of the Fund since 2020.

Amritha Kasturirangan, CFA
Portfolio Manager of Advisers and portfolio manager of the rising dividends strategy portion of the Fund since September 2024.

Matthew D. Quinlan
Senior Vice President of Advisers and portfolio manager of the rising dividends strategy portion of the Fund since 2019.

Chandra Seethamraju, Ph.D.
Portfolio Manager of Advisers and portfolio manager of the U.S. smart beta strategy portion of the Fund since 2020.

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In addition, Fund shares are held by a limited number of Insurers, qualified retirement plans and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds are included in those funds' prospectuses. The terms of offering of qualified retirement plans are described in their disclosure documents. Investors should consult the variable contract prospectus, fund of fund prospectus, or plan disclosure documents for more information on fees and expenses imposed by variable insurance contracts, funds of funds or qualified retirement plans, respectively.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment goals and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for an intermediary or be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract. For more information, ask your insurance company or financial advisor, visit your insurance company’s or intermediary’s website, or consult the Contract prospectus or this Fund prospectus.

Franklin VolSmart Allocation VIP Fund	9

SUMMARY PROSPECTUS

This page intentionally left blank

10	Franklin VolSmart Allocation VIP Fund

SUMMARY PROSPECTUS

This page intentionally left blank

Franklin VolSmart Allocation VIP Fund	11

SUMMARY PROSPECTUS

This page intentionally left blank

12	Franklin VolSmart Allocation VIP Fund

Investment Company Act file #811-05583 © 2025 Franklin Templeton. All rights reserved.	7792 PSUM 05/25